                               AMENDMENT NO. 8 TO

                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 8 TO LOAN AND SECURITY  AGREEMENT (this  "Amendment") is dated as of May 13, 2005, and is made by and among (i) COLLINS INDUSTRIES, INC.,
a  Missouri  corporation   ("Collins"),   COLLINS  BUS  CORPORATION,   a  Kansas
corporation  ("Bus"),  WHEELED  COACH  INDUSTRIES,  INC., a Florida  corporation
("WCI"), CAPACITY OF TEXAS, INC., a Texas corporation ("Capacity"),  MOBILE-TECH
CORPORATION,  a Kansas  corporation  ("Mobile"),  BRUTZER  CORPORATION,  an Ohio corporation ("Brutzer"),  MID BUS, INC., an Ohio corporation ("Mid Bus"), MOBILE
PRODUCTS, INC., a Kansas corporation ("Mobile Products"), and WORLD TRANS, INC., a Kansas  corporation  ("World  Trans," and,  together with  Collins,  Bus, WCI,
Capacity,  Mobile,  Brutzer,  Mid Bus, and Mobile Products,  the "Borrowers" and
each,  a  "Borrower"),  (ii)  the  financial  institutions  party  to the  "Loan
Agreement"  (as   hereinafter   defined)  from  time  to  time  as  the  Lenders
(individually,  a "Lender" and  collectively,  the  "Lenders"),  and (iii) FLEET
CAPITAL CORPORATION, a Rhode Island corporation ("FCC"), as administrative agent for the Lenders (the "Agent").

                             Preliminary Statements

     The  Borrowers,  the  Lenders,  and the  Agent  are  parties  to a Loan and
Security  Agreement dated as of May 17, 2002 (as heretofore  amended,  the "Loan
Agreement";  terms  defined in the Loan  Agreement  (and not  otherwise  defined herein) are used in this Amendment as defined in the Loan Agreement). FCC is the sole Lender under the Loan Agreement.

     The Borrowers  have requested that the Loan Agreement be amended to provide for two  additional  Term Loans by Lenders to the Borrowers to finance  Collins'
acquisition  of certain real property and  improvements  thereon  comprising the manufacturing  facility  that is currently  leased by Collins in Bluffton,  Ohio
(the "Bluffton Facility") and of certain manufacturing equipment for use therein and for the installation of a new roof on the Bluffton Facility.

     The Agent and the Lender  have agreed to the  aforementioned  modifications subject to the provisions of this Amendment.

                             Statement of Agreement

     Accordingly,  in consideration of the Loan Agreement, the Loans made by the
Lender and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments to Loan Agreement. Effective as provided in Section 2 of this
Amendment, the Loan Agreement is hereby amended as follows:

     (a) By amending Section 1.1 Definitions by inserting therein in appropriate alphabetical order, the following new definitions:

          "Amendment  No.  8  Effective  Date"  means  the  date  on  which
     Amendment No. 8 to the Loan and Security Agreement dated May 13, 2005, becomes effective in accordance with its terms.

          "Term  Loan"  means any of Term Loan A, Term Loan B, Term Loan C,
     Term Loan D or Term Loan E and  refers to both  LIBOR  Term  Loans and
     Base Rate Term Loans, and "Term Loans" means all such Loans.

          "Term Loan D" means the  aggregate  Loans  made to the  Borrowers that are evidenced by Term Note D as described in Section 3.1(d).

          "Term Loan E" means the  aggregate  Loans  made to the  Borrowers that are evidenced by Term Note E as described in Section 3.1(e).

          "Term  Note" means any of the Term Notes A, the Term Notes B, the
     Term Notes C, the Term Notes D and the Term Notes E, and "Term  Notes"
     means more than one such Note.

          "Term  Note D"  means  any of the  promissory  notes  made by the
     Borrowers,  jointly  and  severally,  payable to the order of a Lender evidencing  the  obligations  of such  Borrowers to pay the  aggregate unpaid amount of Term Loan D made by such Lender to the Borrowers (and any  promissory  note or notes that may be issued from time to time in substitution,  renewal,  extension,  replacement or exchange  therefor whether  payable to the same or different  Lender,  whether  issued in connection with a Person becoming a Lender after the Effective Date or otherwise),  substantially in the form of Exhibit B-4 hereto, with all blanks  properly  completed,  either as originally  executed or as the same  may be  from  time  to  time  supplemented,  modified,  amended, renewed,  extended or  refinanced,  and "Term Notes D" means more than one such Term Note D.

          "Term  Note E"  means  any of the  promissory  notes  made by the
     Borrowers,  jointly  and  severally,  payable to the order of a Lender evidencing  the  obligations  of such  Borrowers to pay the  aggregate unpaid amount of Term Loan E made by such Lender to the Borrowers (and any  promissory  note or notes that may be issued from time to time in substitution,  renewal,  extension,  replacement or exchange  therefor whether  payable to the same or different  Lender,  whether  issued in connection with a Person becoming a Lender after the Effective Date or otherwise),  substantially in the form of Exhibit B-5 hereto, with all blanks  properly  completed,  either as originally  executed or as the same  may be  from  time  to  time  supplemented,  modified,  amended, renewed,  extended or  refinanced,  and "Term Notes E" means more than one such Term Note E.

     (b) By amending  Section 3.1 Term Loan Facilities by adding new subsections
(d) and (e), to read in their entireties as follows:

               (d) Term  Loan D. Upon the  terms  and  subject  to the
          conditions of, and in reliance upon the  representations and warranties  made  under,  this  Agreement,  FCC  agrees,  at
          Borrowers'  request,  to accept from Borrowers a Term Note D payable to FCC, dated the Amendment No. 8 Effective Date, in the original  principal amount of $2,350,000.  Borrowers may not reborrow  any amount of Term Loan D that is repaid.

               (e) Term  Loan E. Upon the  terms  and  subject  to the
          conditions of, and in reliance upon the  representations and warranties  made  under,  this  Agreement,  FCC  agrees,  at
          Borrowers'  request,  to accept from Borrowers a Term Note E payable to FCC, dated the Amendment No. 8 Effective Date, in the original  principal amount of $1,000,000.  Borrowers may not reborrow any amount of Term Loan E that is repaid.

     (c) By  amending  Section  3.3  Repayment  of  Term  Loans  by  adding  new subsections (d) and (e), to read in its entirety as follows:

               (d) Term Loan D. The principal amount of Term Loan D is
          due  and  payable,  and  shall  be  repaid  in  full  by the
          Borrowers,   in  consecutive   installments   on  successive
          Installment  Payment  Dates,  commencing on July 1, 2005, as follows: twelve (12) installments each in an amount equal to
          $58,750.00,  and a final installment on the Termination Date in the amount of the  then-unpaid  balance of such Term Loan
          D.

               (e) Term Loan E. The principal amount of Term Loan E is
          due  and  payable,  and  shall  be  repaid  in  full  by the
          Borrowers,   in  consecutive   installments   on  successive
          Installment  Payment  Dates,  commencing on July 1, 2005, as follows: twelve (12) installments each in an amount equal to
          $50,000.00,  and a final installment on the Termination Date in the amount of the  then-unpaid  balance of such Term Loan
          E.

     (d) By amending  Section 3.5 Term Notes by adding new  sentences at the end thereof to read in their entireties as follows:

          Each Term Loan D made by each Lender and the  obligation  of
          Borrowers  to repay  such Loan  shall be  evidenced  by this
          Agreement  and by a  Term  Note  D  made  by the  Borrowers, jointly and severally,  payable to the order of such Lender.
          Each  Term  Note D  shall  be  dated  the  Amendment  No.  8
          Effective Date or the later effective date of any Assignment
          and  Acceptance  and  be  duly  and  validly   executed  and
          delivered  by the  Borrowers.  Each Term

          Loan E made by each Lender and the  obligation  of Borrowers to repay such Loan shall be evidenced by this  Agreement and by a  Term  Note  E  made  by  the  Borrowers,  jointly  and severally,  payable to the order of such  Lender.  Each Term
          Note E shall be dated the Amendment No. 8 Effective  Date or the later  effective  date of any  Assignment and Acceptance and be  duly  and  validly  executed  and  delivered  by the
          Borrowers.

     (e) By adding  Exhibits  B-4 and B-5 to the Loan  Agreement  in the form of
Annexes A and B attached to this Amendment.

     2. Effectiveness of Amendment.  This Amendment shall be effective as of the first date (the "Amendment No. 8 Effective Date") on which each of the following conditions  precedent is satisfied,  in form and substance  satisfactory  to the
Agent,  unless  satisfaction  thereof is  specifically  waived in writing by the
Agent:

     (a) The Agent has received each of the following  (notice of the acceptance of which is  hereby  waived),  each in form and  substance  satisfactory  to the
Agent:

        (i)     four (4) copies of this Amendment duly executed and delivered by each Borrower and the Lender;

        (ii)    the fee described in paragraph 4, below;

        (iii)   a Term Note D in the amount of $2,350,000 in the form of Annex A attached hereto and a Term Note E in the amount of $1,000,000 in the form of  Annex B  attached  hereto,  each  with  appropriate insertions and completions;

        (iv)    the  Mortgage  for  the  Real  Estate  comprising  the  Bluffton
                Facility  (the  "Bluffton  Real  Estate"),  duly executed and in proper form for recording;

        (v)     a fully paid mortgagee title insurance  policy or, at the option of the  Agent,  an  unconditional  commitment  for the  issuance thereof with all  requirements and conditions to the issuance of the final policy deleted or marked satisfied,  issued by a title insurance company  satisfactory to the Agent, in an amount equal to not less than $2,000,000,  insuring that the Mortgage creates a  valid  first  lien  on the  Bluffton  Real  Estate  described therein, with no survey exceptions and no other exceptions which the Agent shall not have approved in writing;

        (vi)    such materials and information  concerning the Bluffton Facility as the Agent may require,  including,  without limitation, (a) a current and  accurate  survey  satisfactory  to the Agent of the
                Bluffton  Real  Estate,  certified  to the Agent and showing the location of any flood hazard area thereon, (b) zoning letters as
                to  the  zoning  status  of  the  Bluffton   Real  Estate,   (c)
                certificates of occupancy covering the Bluffton Real Estate, (d)
                owner's affidavits as to

                such matters  relating to the Bluffton  Real Estate as the Agent or the issuer of any  mortgagee  title  insurance  commitment or policy may request, and (e) a Phase II environmental  assessment report disclosing results satisfactory to the Agent;

        (vii)   a signed opinion of Blackwell  Sanders Peper Martin LLP, counsel for the  Borrowers  and the  Guarantors,  in form and  substance satisfactory  to the Agent  and of such  local  counsel  for the
                Borrowers and the  Guarantors as may be required,  opining as to such matters in connection with the transactions contemplated by this Amendment as the Agent may reasonably request;

        (viii)  a certificate  of the  Secretary or Assistant  Secretary of each
                Borrower  and  each  Guarantor,   having  attached  thereto  the
                articles of incorporation,  by-laws and shareholders agreements, if any,  of such  Person  (or,  if  applicable,  containing  the certification  of such Secretary or Assistant  Secretary that no amendment or modification of such  organizational  documents has become  effective  since the date on which such  documents  were last delivered to the Agent and the Lender),  that all corporate or action,  including shareholders' approval, if necessary,  has been taken by such Person and its  shareholders to authorize the execution,  delivery and  performance  of this Amendment and the other agreement,  instruments and documents  contemplated hereby and containing the names and specimen  signatures of each of the officers of such Person who is  authorized  to and will  execute and deliver this Amendment and the other agreements, instruments and  documents  contemplated  hereby or, if  applicable,  to the further  effect that the  incumbency  certificate  most recently delivered  to the  Agent  and  the  Lender  remains  in  effect, unchanged;

        (ix)    such  other  agreements,  certificates,  instruments  and  other documents as the Lender or the Agent may  reasonably  request in connection with the transactions contemplated hereby.

     (b) No action, proceeding,  investigation,  regulation or legislation shall have been  instituted,  threatened  or proposed  before any court,  governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Documents or the consummation of the transactions contemplated thereby;

     (c) No event  shall have  occurred  and no  condition  shall exist which is materially adverse, in the Lender's sole discretion, to the assets, liabilities, businesses,  operations,  condition (financial or otherwise) or prospects of any
Borrower; and

     (d) All  conditions  precedent set forth in this Section 2 are satisfied on or before June 3, 2005.

     3.  Additional  Covenants.  To induce Lender to enter into this  Amendment,
Borrowers  covenant and agree to complete the  installation of a new roof on the
Bluffton Facility before October 31, 2005.

     4. Amendment Fee. As  consideration  for the Agent and the Lender  entering into this Amendment,  Borrowers  jointly and severally agree to pay to the Agent an amendment fee in the amount of $15,000 on the date on which Borrowers execute and deliver to the Lender one or more  counterparts  of this  Amendment  and, to facilitate such payment,  hereby  authorize the Agent to charge such amount as a
Revolving Credit Loan.

     5. Interest Rate Disclosure.  The Base Rate on the date hereof is 6.00% per annum and,  therefore,  the rate of  interest  in effect  hereunder  on the date hereof,  expressed in simple  interest terms, is 6.00% per annum with respect to any portion of the Revolving  Credit Loans bearing  interest as a Base Rate Loan and is 6.00% per annum  with  respect to any  portion of the Term Loan  Advances bearing interest as a Base Rate Loan.

     6.  Representations  and Warranties.  Each Borrower  hereby  represents and warrants  to the Agent and the Lender that it has the  corporate  or other power and has taken all actions  necessary to authorize it to execute and deliver this
Amendment and the other documents contemplated to be delivered by it pursuant to this  Amendment  and to perform  its  obligations  under the Loan  Agreement  as amended by this  Amendment and under such other  documents;  that this Amendment has been and each such  other  document  when  executed  and  delivered  by such
Borrower will have been, duly executed and delivered by such Borrower;  and that the Loan  Agreement as amended hereby and each such other  document,  constitute legal, valid and binding obligations of each Borrower,  enforceable against each
Borrower in accordance with their respective terms.

     7.  Ratification  and  Reaffirmation.  Each  Borrower  hereby  ratifies and reaffirms  the Secured  Obligations,  each of the Loan  Documents and all of its covenants,  duties,  indebtedness and liabilities  under the Loan Documents,  in each case as amended hereby.

     8.  Acknowledgments  and  Stipulations.   Each  Borrower  acknowledges  and
stipulates  that all of the Secured  Obligations  are owing and payable  without defense,  offset  or  counterclaim  (and to the  extent  there  exists  any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower);  the security  interests and liens granted by Borrowers in favor of the Agent are duly  perfected,  first priority  security  interests and liens
(subject to Permitted Liens); and on and as of May 4, 2005, the unpaid principal amount of the  Revolver  Loans  totaled  $22,465,037.41,  the  aggregate  unpaid principal amount of the Term Loans,  totaled  $5,330,577.72,  the face amount of outstanding  Letters of Credit  (other  than the IRB  Letter of Credit)  totaled
$2,000,636.00,  and  the  face  amount  of the  IRB  Letter  of  Credit  totaled
$1,314,910.96.

     9.  Acknowledgments,   Representations,   Consents  and  Reaffirmations  by
Guarantors.  Each Guarantor  hereby (i)  acknowledges  and  stipulates  that its
Guaranty  delivered  in favor of the  Agent on or about  the  Closing  Date is a legal,  valid and  binding  obligation  of such  Guarantor  that is  enforceable against such Guarantor in accordance with the terms thereof, (ii) represents and warrants  that this  Amendment  has been duly executed and delivered by such
Guarantor  and  that  all of the  representations  and  warranties  made by such
Guarantor  in its  Guaranty  are true and correct on and as of the date  hereof,
(iii) consents to Borrowers' execution and delivery of this Amendment and of the other  documents,  instruments  or  agreements  Borrowers  agree to execute  and deliver  pursuant hereto,  and (iv) affirms that nothing  contained herein shall modify in any respect whatsoever its Guaranty and reaffirms that its Guaranty is and shall remain in full force and effect.

     10.  Effect  of  Amendment.  From  and  after  the  effectiveness  of  this
Amendment,  all  references in the Loan Agreement and in any other Loan Document to "this  Agreement," "the Loan Agreement,"  "hereunder,"  "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the
Loan Agreement as amended by this Amendment.

     11. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.  Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution,  delivery and effectiveness of this Amendment  shall not,  except as expressly  provided  herein,  operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the
Loan  Documents,  nor  constitute  a waiver of any  provision of any of the Loan
Documents.

     12. Counterpart Execution; Facsimile Signature Governing Law; Expenses.

          (a) Execution in  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and  delivered  shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Delivery  of an  executed  signature  page  of any  party  hereto  by  facsimile
transmission   shall  be  as  effective  as  delivery  of  a  manually  executed counterpart  thereof.

          (b) Governing Law. This  Amendment  shall be governed by and construed in accordance with the internal laws of the State of Georgia.

          (c) Expenses.  In furtherance  and not in limitation of the provisions of the Loan  Agreement,  the  Borrowers  will pay or reimburse the Agent and the
Lender for their costs and expenses, including reasonable fees and disbursements of counsel actually incurred, in connection with the preparation and delivery of this Amendment.

     13. Miscellaneous.

          (a) Successors and Assigns.  This Amendment  shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns.

          (b) No Novation,  etc. Except as otherwise  expressly provided in this
Amendment,  nothing  herein shall be deemed to amend or modify any  provision of the Loan  Agreement  or any of the other  Loan  Documents,  each of which  shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or

accord  and  satisfaction,  and the Loan  Agreement  as  herein  modified  shall continue in full force and effect.

          (c) Further  Assurances.  Each Borrower and each  Guarantor  agrees to take such further  actions as the Agent or the Lender shall  reasonably  request from time to time in  connection  herewith  to  evidence  or give  effect to the amendments set forth herein or any of the transactions contemplated hereby.

     14.  Release  of  Claims.  To induce the Agent and the Lender to enter into this Amendment,  each Borrower and each Guarantor hereby  releases,  acquits and forever  discharges  the  Agent and the  Lender,  and all  officers,  directors, agents, employees,  successors and assigns of the Agent and the Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or
nature  (if  there  be  any),  whether  absolute  or  contingent,   disputed  or
undisputed, at law or in equity, or known or unknown, that such Borrower or such
Guarantor  now has or ever had against the Agent or the Lender  arising under or in connection  with any of the Loan  Documents or  otherwise.  Each Borrower and each Guarantor  represents and warrants to the Agent and the Lender that neither any Borrower nor any  Guarantor  has  transferred  or assigned to any Person any claim that any Borrower or any Guarantor ever had or claimed to have against the
Agent or the Lender.

     15.  Waiver of Jury Trial.  To the fullest  extent  permitted by applicable law,  the parties  hereto  each hereby  waives the right to trial by jury in any action,  suit,  counterclaim  or  proceeding  arising  out of or related to this
Amendment.

                  [REST OF THIS PAGE INTENTIONALLY LEFT BLANK;
                         SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWERS

                                     COLLINS INDUSTRIES, INC., a Missouri
                                     corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, President

                                     COLLINS BUS CORPORATION, a Kansas
                                     corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     WHEELED COACH INDUSTRIES, INC., a
                                     Florida corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     CAPACITY OF TEXAS, INC., a Texas
                                     corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     MOBILE-TECH CORPORATION, a Kansas
                                     corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                       [Signatures continued on next page]

                                     BRUTZER CORPORATION, an Ohio corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     MID BUS, INC., an Ohio corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     MOBILE PRODUCTS, INC., a Kansas corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                                     WORLD TRANS, INC., a Kansas corporation

                                     By:  /s/ Donald L. Collins
                                        ----------------------------------------
                                         Donald L. Collins, Authorized Agent

                       [Signatures continued on next page]

                                     AGENT:

                                     FLEET CAPITAL CORPORATION, a Rhode
                                     Island corporation, as Agent

                                     By:  /s/ Robert B. H. Moore
                                        ----------------------------------------
                                         Robert B. H. Moore
                                         Senior Vice President

                                     LENDER:

                                     FLEET CAPITAL CORPORATION, a Rhode
                                     Island corporation

                                     By:  /s/ Robert B. H. Moore
                                        ----------------------------------------
                                         Robert B. H. Moore
                                         Senior Vice President

                                     ANNEX A

                               FORM OF TERM NOTE D

$2,350,000.00                                                      May ___, 2005

     FOR VALUE RECEIVED, the undersigned,  COLLINS INDUSTRIES,  INC., a Missouri corporation,  COLLINS  BUS  CORPORATION,  a Kansas  corporation,  WHEELED  COACH
INDUSTRIES,  INC.,  a Florida  corporation,  CAPACITY  OF TEXAS,  INC.,  a Texas corporation, MOBILE-TECH CORPORATION, a Kansas corporation, WORLD TRANS, INC., a
Kansas corporation,  BRUTZER CORPORATION, an Ohio corporation, MID BUS, INC., an
Ohio  corporation,   and  MOBILE  PRODUCTS,  INC.,  a  Kansas  corporation  (the
"Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of FLEET CAPITAL  CORPORATION,  a Rhode Island corporation (the "Lender"), at the offices of the Agent located at 300 Galleria Parkway, Suite 800, Atlanta,
Georgia  30339,  or at such other  place  within  the United  States as shall be designated from time to time by the Agent,  the principal  amount of TWO MILLION
THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS  ($2,350,000.00) in lawful money of the United State of America in federal or other immediately  available funds, payable  at the times  and in the  manner  provided  in the Loan  Agreement  (as hereinafter defined).

     The  Borrowers  also jointly and severally  unconditionally  promise to pay interest on the unpaid  principal  amount of this Note  outstanding from time to time for each day from the date hereof  until such  principal  amount is paid in full at the rates per annum  and on the dates  specified  in the Loan  Agreement applicable from time to time in accordance with the provisions thereof.  Nothing contained in this Note or in the Loan Agreement  shall be deemed to establish or require  the  payment  of a rate of  interest  in  excess  of the  maximum  rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder  exceeds the maximum rate permitted by Applicable  Law, the provisions of the Loan Agreement  relating to the payment of interest under such circumstances shall control.

     This Term Note D is one of the Term  Notes D  referred  to in that  certain
Loan and  Security  Agreement  dated as of May 17,  2002  (as  further  amended, modified,  supplemented  or restated  from time to time,  the "Loan  Agreement";
terms defined in the Loan Agreement being used herein as therein  defined) among the Borrowers,  the Lender, the other financial  institutions party thereto from time to time as  "Lender,"  and the Agent,  is subject to, and  entitled to, all provisions and benefits of the Loan Documents,  is secured by the Collateral and other  property as provided in the Loan  Documents,  is subject to optional  and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the  occurrence of one or more Events of Default,  all as provided in the Loan Documents.

     Presentment for payment,  demand,  protest and notice of demand,  notice of dishonor,  notice of non-payment  and all other notices are hereby waived by the
Borrowers,  except to the extent  expressly  provided in the Loan Agreement.  No failure to exercise,  and no delay in  exercising,  any rights  hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses  incurred in  collecting  the Secured  Obligations  hereunder or in enforcing  or  attempting  to  enforce  any of the  Lender's  rights  hereunder, including,  but not limited to, reasonable attorneys' fees and expenses actually incurred if collected by or through an attorney, whether or not suit is filed.

     The provisions of Section 15.5 of the Loan  Agreement are hereby  expressly incorporated herein.

     This Term Note D shall be governed by, and  construed in  accordance  with, the laws of the State of Georgia  without  giving effect to the conflict of laws principles thereof.

     IN WITNESS  WHEREOF,  the undersigned  have executed this Term Note D as of the day and year first above written.

                                    BORROWERS:

                                    COLLINS INDUSTRIES, INC.

                                    By:
                                       -------------------------=====------
                                       Donald L. Collins, President

                                    COLLINS BUS CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    WHEELED COACH INDUSTRIES, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                    [Signatures continued on following page]

                                    CAPACITY OF TEXAS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MOBILE-TECH CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    WORLD TRANS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    BRUTZER CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MID BUS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MOBILE PRODUCTS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                     ANNEX B

                               FORM OF TERM NOTE E

$1,000,000.00                                                      May ___, 2005

     FOR VALUE RECEIVED, the undersigned,  COLLINS INDUSTRIES,  INC., a Missouri corporation,  COLLINS  BUS  CORPORATION,  a Kansas  corporation,  WHEELED  COACH
INDUSTRIES,  INC.,  a Florida  corporation,  CAPACITY  OF TEXAS,  INC.,  a Texas corporation, MOBILE-TECH CORPORATION, a Kansas corporation, WORLD TRANS, INC., a
Kansas corporation,  BRUTZER CORPORATION, an Ohio corporation, MID BUS, INC., an
Ohio  corporation,   and  MOBILE  PRODUCTS,  INC.,  a  Kansas  corporation  (the
"Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of FLEET CAPITAL  CORPORATION,  a Rhode Island corporation (the "Lender"), at the offices of the Agent located at 300 Galleria Parkway, Suite 800, Atlanta,
Georgia  30339,  or at such other  place  within  the United  States as shall be designated from time to time by the Agent,  the principal  amount of ONE MILLION
AND  NO/100  DOLLARS  ($1,000,000.00)  in lawful  money of the  United  State of
America in federal or other  immediately  available funds,  payable at the times and in the manner provided in the Loan Agreement (as hereinafter defined).

     The  Borrowers  also jointly and severally  unconditionally  promise to pay interest on the unpaid  principal  amount of this Note  outstanding from time to time for each day from the date hereof  until such  principal  amount is paid in full at the rates per annum  and on the dates  specified  in the Loan  Agreement applicable from time to time in accordance with the provisions thereof.  Nothing contained in this Note or in the Loan Agreement  shall be deemed to establish or require  the  payment  of a rate of  interest  in  excess  of the  maximum  rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder  exceeds the maximum rate permitted by Applicable  Law, the provisions of the Loan Agreement  relating to the payment of interest under such circumstances shall control.

     This Term Note E is one of the Term  Notes E  referred  to in that  certain
Loan and  Security  Agreement  dated as of May 17,  2002  (as  further  amended, modified,  supplemented  or restated  from time to time,  the "Loan  Agreement";
terms defined in the Loan Agreement being used herein as therein  defined) among the Borrowers,  the Lender, the other financial  institutions party thereto from time to time as  "Lender,"  and the Agent,  is subject to, and  entitled to, all provisions and benefits of the Loan Documents,  is secured by the Collateral and other  property as provided in the Loan  Documents,  is subject to optional  and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the  occurrence of one or more Events of Default,  all as provided in the Loan Documents.

     Presentment for payment,  demand,  protest and notice of demand,  notice of dishonor,  notice of non-payment  and all other notices are hereby waived by the
Borrowers,  except to the extent  expressly  provided in the Loan Agreement.  No failure to exercise,  and no delay in  exercising,  any rights  hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses  incurred in  collecting  the Secured  Obligations  hereunder or in enforcing  or  attempting  to  enforce  any of the  Lender's  rights  hereunder, including,  but not limited to, reasonable attorneys' fees and expenses actually incurred if collected by or through an attorney, whether or not suit is filed.

     The provisions of Section 15.5 of the Loan  Agreement are hereby  expressly incorporated herein.

     This Term Note E shall be governed by, and  construed in  accordance  with, the laws of the State of Georgia  without  giving effect to the conflict of laws principles thereof.

     IN WITNESS  WHEREOF,  the undersigned  have executed this Term Note E as of the day and year first above written.

                                    BORROWERS:

                                    COLLINS INDUSTRIES, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, President

                                    COLLINS BUS CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    WHEELED COACH INDUSTRIES, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                    [Signatures continued on following page]

                                    CAPACITY OF TEXAS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MOBILE-TECH CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    WORLD TRANS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    BRUTZER CORPORATION

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MID BUS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent

                                    MOBILE PRODUCTS, INC.

                                    By:
                                       ------------------------------------
                                       Donald L. Collins, Authorized Agent